Exhibit 99.1

200 Crossing Boulevard, Bridgewater, NJ 08807

Press Release:

SYNCHRONOSS TECHNOLOGIES, INC. ANNOUNCES

STRONG SECOND QUARTER RESULTS

•	GAAP total revenue for the second quarter was $157.6 million, increasing 14% year-over-year
•	Non-GAAP total revenue for the second quarter was $161.5 million, increasing 17% year-over-year
•	GAAP EPS for the second quarter was ($0.10); Non-GAAP EPS was $0.57

BRIDGEWATER, NJ  –August 3, 2016 –  Synchronoss Technologies, Inc. (NASDAQ: SNCR), the leader in mobile cloud innovation and software-based activation for mobile carriers, enterprises, retailers and OEMs around the world, today announced financial results for the second quarter of 2016.

“We are very proud of the Synchronoss team for delivering a healthy second quarter with momentum especially around cloud heading into the rest of the year”, said Stephen G. Waldis, Founder and Chief Executive Officer of Synchronoss. “Cloud was strong this quarter, as solid subscriber growth in our core customer base is setting the stage for incremental cloud opportunities while investments in the enterprise initiatives are already generating significant customer activity in the field. We are continuing to execute on our long-term strategy which is laying the foundation for the future growth of Synchronoss.”

Financial Highlights for the Second Quarter of 2016:

•	Total Revenue: $157.6 million GAAP compared to $137.8 million in the second quarter of 2015. $161.5 million non-GAAP compared to $137.9 million in the second quarter of 2015.

•	Gross profit: $86.1 million GAAP compared to $82.9 million in the second quarter of 2015. $96.9 million non-GAAP compared to $85.4 million in the second quarter of 2015.

•	Operating (Loss) Income: ($3.5 million) GAAP compared to $23.6 million in the second quarter of 2015. $37.3 million non-GAAP compared to $40.2 million in the second quarter of 2015.

•

Net (Loss) Income attributable to Synchronoss: ($4.4 million) GAAP compared to $15.2 million in the second quarter of 2015. $26.9 million non-GAAP compared to $26.0 million in the second quarter of 2015.

•	Earnings (Loss) per Diluted Share: $(0.10) GAAP compared to $0.33 in the second quarter of 2015. $0.57 non-GAAP compared to $0.56 in the second quarter of 2015.

•	Operating Cash Flow: $33.7 million GAAP compared to $62.6 million in the second quarter of 2015. $33.7 million non-GAAP compared to $60.6 million in the second quarter of 2015.

A reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading "Non-GAAP Financial Measures."

“We are pleased with another quarter that exceeded our expectations, particularly our ability to deliver strong top-line growth,” said Karen L. Rosenberger, Chief Financial Officer and Treasurer.  “We believe our ability to drive growth, while investing in our enterprise and international initiatives positions Synchronoss well heading into the second half of 2016 and beyond.”

Second Quarter and Recent Business Highlights:

•	Cloud Services revenue accounted for $95.2 million of non-GAAP revenue, representing approximately 59% of total non-GAAP revenue and growing 33% on a year-over-year basis.
•	Launched the general availability of our Enterprise Secure Mobility Platform (SMP) in June.
•	Free cash flow of $20 million delivered in the quarter generating free cash flow continues to be a major focal point of the Company.
•	Share repurchases of $23.4 million completed in the quarter.
•	Held our annual analyst day in NYC, outlining the Company’s core strategic and growth initiatives.

Second Quarter Investor Conference Participation Schedule:

•	Oppenheimer Annual Technology, Internet & Communication Conference August 9, 2016-Boston, MA
•	Drexel Hamilton TMT Conference September 8, 2016-New York, NY
•	Deutsche Bank Technology Conference September 14, 2016-Las Vegas, NV
•	Credit Suisse US Small & Mid Cap Conference September 15, 2016-New York, NY

Conference Call Details

In conjunction with this announcement, Synchronoss will host a conference call today, at 5:00 p.m. (ET) to discuss the company’s financial results. To access this call, dial 877-930-7767 (domestic) or 253-336-7416 (international). The pass code for the call is 42244350. Additionally, a live web cast of the conference call will be available on the “Investor Relations” page on the company’s web site www.synchronoss.com.

Following the conference call, a replay will be available for a limited time at 855-859-2056 (domestic) or 404-537-3406 (international). The replay pass code is 42244350. An archived web cast of this conference call will also be available on the “Investor Relations” page of the company’s web site, www.synchronoss.com.

Non-GAAP Financial Measures

Synchronoss has provided in this release selected financial information that has not been prepared in accordance with GAAP. This information includes historical non-GAAP revenues, gross profit, operating income (loss), net income (loss), effective tax rate, earnings (loss) per share and cash flows from operating activities. Synchronoss uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Synchronoss’ ongoing operational performance. Synchronoss believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends, and in comparing its financial results with other companies in Synchronoss’ industry, many of which present similar non-GAAP financial measures to investors. As noted, the non-GAAP financial results discussed above add back the deferred revenue write-down associated with acquisitions, fair value stock-based compensation expense, acquisition-related costs which includes integration costs, changes in the contingent consideration obligation, deferred compensation expense related to earn outs and amortization of intangibles associated with acquisitions.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures as detailed above. As previously mentioned, a reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release.

About Synchronoss Technologies, Inc.

Synchronoss (NASDAQ:SNCR), is the mobile innovation leader that provides personal cloud solutions and software-based activation for connected devices across the globe. The company’s proven and scalable technology solutions allow customers to connect, synchronize and activate connected devices and services that empower enterprises and consumers. For more information visit us at: www.synchronoss.com.

Forward-looking Statements

This document may include certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," “outlook” or words of similar meanings. These statements are based on our current beliefs or expectations and are inherently subject to various risks and uncertainties, including those set forth under the caption "Risk Factors" in Synchronoss’ Annual Report on Form 10-K for the year ended December 31, 2015 and other documents filed with the U.S. Securities and Exchange Commission. Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory factors. Synchronoss does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

The Synchronoss logo, Synchronoss and Synchronoss Integrated Life are trademarks of Synchronoss Technologies, Inc. All other trademarks are property of their respective owners.

SOURCE: Synchronoss Technologies, Inc.

CONTACT: Synchronoss Technologies, Inc.

Investor and Media:
Daniel Ives, +1 908-524-1047
daniel.ives@synchronoss.com

SYNCHRONOSS TECHNOLOGIES, INC.

BALANCE SHEETS

(in thousands, except per share data)

(Unaudited)

	June 30, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$111,028	$147,634
Marketable securities	62,274	66,357
Accounts receivable, net of allowance for doubtful accounts of $1,508 and $3,029 at June 30, 2016 and December 31, 2015, respectively	162,386	143,692
Prepaid expenses and other assets	49,947	49,262
Total current assets	385,635	406,945
Marketable securities	13,949	19,635
Property and equipment, net	167,135	168,280
Goodwill	317,586	221,271
Intangible assets, net	222,045	174,322
Deferred tax assets	1,902	3,560
Other assets	14,780	16,215
Total assets	$1,123,032	$1,010,228

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$35,150	$26,038
Accrued expenses	52,534	45,819
Deferred revenues	28,009	8,323
Contingent consideration obligation	7,657	—
Short term debt	47,000	—
Total current liabilities	170,350	80,180
Lease financing obligation - long term	13,623	13,343
Contingent consideration obligation - long-term	—	930
Convertible debt	225,585	224,878
Deferred tax liability	29,716	16,404
Other liabilities	22,545	3,227
Redeemable noncontrolling interest	55,459	61,452
Stockholders’ equity:
Preferred stock, $0.0001 par value; 10,000 shares authorized, 0 shares issued and outstanding at June 30, 2016 and December 31, 2015	—	—
Common stock, $0.0001 par value; 100,000 shares authorized, 49,132 and 48,084 shares issued; 45,079 and 44,405 outstanding at June 30, 2016 and December 31, 2015, respectively	4	4
Treasury stock, at cost (4,053 and 3,679 shares at June 30, 2016 and December 31, 2015, respectively)	(95,812)	(65,651)
Additional paid-in capital	547,970	512,802
Accumulated other comprehensive loss	(34,880)	(38,684)
Retained earnings	188,472	201,343
Total stockholders’ equity	605,754	609,814
Total liabilities and stockholders’ equity	$1,123,032	$1,010,228

SYNCHRONOSS TECHNOLOGIES, INC.

STATEMENT OF INCOME

(in thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015

Net revenues	$157,551	$137,820	$300,237	$270,746
Costs and expenses:
Cost of services (1)(2)*	71,468	54,920	139,774	108,575
Research and development (1)(2)	26,170	22,462	50,267	44,486
Selling, general and administrative (1)(2)	30,618	18,717	58,199	39,600
Net change in contingent consideration obligation	6,386	—	6,727	—
Restructuring charges	1,191	1,451	4,162	4,691
Depreciation and amortization	25,262	16,632	49,317	31,467
Total costs and expenses	161,095	114,182	308,446	228,819
(Loss) income from operations	(3,544)	23,638	(8,209)	41,927
Interest income	591	471	1,221	937
Interest expense	(1,834)	(1,418)	(3,410)	(2,760)
Other income	865	415	(19)	429
(Loss) income before income tax expense	(3,922)	23,106	(10,417)	40,533
Income tax expense	(3,381)	(7,952)	(7,969)	(14,818)
Net (loss) income	(7,303)	15,154	(18,386)	25,715
Net loss attributable to noncontrolling interests	(2,864)	—	(5,993)	—
Net (loss) income attributable to Synchronoss	$(4,439)	$15,154	$(12,393)	$25,715

Net income attributable to Synchronoss	(4,439)	15,154	(12,393)	25,715
Add: After-tax interest on convertible debt	—	514	—	995
Net (loss) income for diluted EPS calculation **	$(4,439)	$15,668	$(12,393)	$26,710

Net (loss) income per common share attributable to Synchronoss:
Basic	$(0.10)	$0.36	$(0.29)	$0.61
Diluted	$(0.10)	$0.33	$(0.29)	$0.56

Weighted-average common shares outstanding:
Basic	43,450	41,870	43,449	41,898
Diluted	43,450	47,271	43,449	47,371

* Cost of services excludes depreciation and amortization which is shown separately.
** Includes an add back for the convertible debt interest

(1) Amounts include fair value stock-based compensation as follows:
Cost of services	$1,821	$1,603	$3,840	$3,085
Research and development	2,026	1,645	3,856	3,127
Selling, general and administrative	4,278	3,210	8,730	6,875
Total fair value stock-based compensation expense	$8,125	$6,458	$16,426	$13,087

(2) Amounts include acquisition costs as follows:
Cost of services	$5,057	$898	$10,985	$898
Research and development	3,113	1,508	6,688	2,643
Selling, general and administrative	1,335	71	4,368	315
Total acquisition costs	$9,505	$2,477	$22,041	$3,856

SYNCHRONOSS TECHNOLOGIES, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Non-GAAP financial measures and reconciliation:

GAAP Revenue	$157,551	$137,820	$300,237	$270,746
Add: Deferred revenue write-down	3,939	38	6,830	217
Non-GAAP Revenue	$161,490	$137,858	$307,067	$270,963

GAAP Revenue	$157,551	$137,820	$300,237	$270,746
Less: Cost of services	71,468	54,920	139,774	108,576
GAAP Gross Margin	86,083	82,900	160,463	162,170
Add: Deferred revenue write-down	3,939	38	6,830	217
Add: Fair value stock-based compensation	1,821	1,603	3,840	3,084
Add: Acquisition and restructuring costs	5,057	898	10,985	898
Non-GAAP Gross Margin	$96,900	$85,439	$182,118	$166,369
Non-GAAP Gross Margin %	60%	62%	59%	61%

GAAP income from operations	$(3,544)	$23,638	$(8,209)	$41,927
Add: Deferred revenue write-down	3,939	38	6,830	217
Add: Fair value stock-based compensation	8,125	6,458	16,426	13,087
Add: Acquisition and restructuring costs	10,696	3,928	26,203	8,547
Add: Net change in contingent consideration obligation	6,386	—	6,727	—
Add: Amortization expense	11,701	6,150	22,509	11,325
Non-GAAP income from operations	$37,303	$40,212	$70,486	$75,103

GAAP net (loss) income attributable to Synchronoss	$(4,439)	$15,154	$(12,393)	$25,715
Add: Deferred revenue write-down, net of tax	2,784	21	5,004	148
Add: Fair value stock-based compensation, net of tax	5,660	4,234	12,035	8,931
Add: Acquisition and restructuring costs, net of taxes	7,535	2,559	19,844	5,832
Add: Net change in contingent consideration obligation, net of Fx change	6,386	—	6,727	—
Add: Amortization expense, net of tax	8,932	4,060	18,047	7,726
Non-GAAP net income attributable to Synchronoss	26,858	26,028	$49,264	$48,352
Add: After-tax interest on convertible debt	549	514	1,098	1,028
Net income for diluted EPS calculation	$27,407	$26,542	$50,362	$49,380

Diluted non-GAAP net income per share	$0.57	$0.56	$1.05	$1.04

Weighted shares outstanding - Diluted	48,132	47,271	48,120	47,371

SYNCHRONOSS TECHNOLOGIES, INC.

STATEMENT OF CASH FLOWS

(in thousands)

(Unaudited)

	Six Months Ended June 30,
	2016	2015
Operating activities:
Net (loss) income	$(18,386)	$25,715
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization expense	49,317	31,467
Loss on disposals	68	—
Amortization of debt issuance costs	750	750
Amortization of bond premium	754	756
Deferred income taxes	5,980	2,065
Non-cash interest on leased facility	458	464
Stock-based compensation	16,426	13,087
Contingent consideration obligation	6,727	(1,532)
Changes in operating assets and liabilities:
Accounts receivable, net of allowance for doubtful accounts	(18,170)	(19,758)
Prepaid expenses and other current assets	2,948	(4,749)
Other assets	2,580	(282)
Accounts payable	51	2,869
Accrued expenses	1,110	8,947
Other liabilities	(6,811)	(172)
Deferred revenues	30,388	2,882
Net cash provided by operating activities	74,190	62,509

Investing activities:
Purchases of fixed assets	(26,864)	(34,947)
Purchases of marketable securities available-for-sale	(11,592)	(72,015)
Maturities of marketable securities available-for-sale	20,567	52,375
Businesses acquired, net of cash	(98,428)	(59,481)
Net cash used in investing activities	(116,317)	(114,068)

Financing activities:
Proceeds from the exercise of stock options	4,945	11,828
Taxes paid on withholding shares	(5,380)	(16,844)
Payments on contingent consideration obligation	—	(4,468)
Borrowings on revolving line of credit	50,000	—
Repayment of revolving line of credit	(3,000)	—
Repurchases of common stock	(40,025)	—
Proceeds from the sale of treasury stock in connection with an employee stock purchase plan	955	975
Repayments of capital lease obligations	(1,484)	(564)
Net cash provided by (used in) financing activities	6,011	(9,073)
Effect of exchange rate changes on cash	(490)	718
Net decrease in cash and cash equivalents	(36,606)	(59,914)
Cash and cash equivalents at beginning of period	147,634	235,967
Cash and cash equivalents at end of period	$111,028	$176,053

SYNCHRONOSS TECHNOLOGIES, INC.

Reconciliation of GAAP to Non-GAAP Cash Provided by Operating Activities

(in thousands)

(Unaudited)

	Six Months Ended June 30,
	2016	2015

Non-GAAP cash provided by operating activities and reconciliation:

Net cash provided by operating activities (GAAP)	$74,190	$62,509
Add: Cash payments on settlement of earn-out	—	3,532
Adjusted cash flow provided by operating activities (Non-GAAP)	$74,190	$66,041